Alkami Technology, Inc. Proprietary Information. Alkami Technology Second Quarter 2024

2 © A lk am i T ec h n o lo gy , I n c. This presentation contains “forward-looking” statements relating to Alkami Technology, Inc.’s strategy, goals, future focus areas, and expected, possible or assumed future results, including its future cash flows and its financial outlook. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements. Factors that may materially affect such forward-looking statements include: Our limited operating history and history of operating losses; our ability to manage future growth; our ability to attract new clients and retain and expand existing clients’ use of our solutions; the unpredictable and time-consuming nature of our sales cycles; our ability to maintain, protect and enhance our brand; our ability to accurately predict the long-term rate of client subscription renewals or adoption of our solutions; our reliance on third-party software, content and services; our ability to effectively integrate our solutions with other systems used by our clients; intense competition in our industry; any downturn, consolidation or decrease in technology spend in the financial services industry, including as a result of recent closures of certain financial institutions and liquidity concerns at other financial institutions; our ability and the ability of third parties on which we rely to prevent and identify breaches of security measures (including cybersecurity) and resulting disruptions of our systems or operations and unauthorized access to client customer and other data; our ability to successfully integrate acquired companies or businesses; our ability to comply with regulatory and legal requirements and developments; our ability to attract and retain key employees; the political, economic and competitive conditions in the markets and jurisdictions where we operate; our ability to maintain, develop and protect our intellectual property; our ability to respond to evolving technological requirements to develop or acquire new and enhanced products that achieve market acceptance in a timely manner; our ability to estimate our expenses, future revenues, capital requirements, our needs for additional financing and our ability to obtain additional capital and other factors described in the Company’s filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. The company reports its financial results in accordance with accounting principles generally accepted in the United States of America, or GAAP. However, the company believes that, in order to properly understand its short-term and long-term financial, operational and strategic trends, it may be helpful for investors to exclude certain non-cash or non-recurring items when used as a supplement to financial performance measures in accordance with GAAP. These items result from facts and circumstances that vary in both frequency and impact on continuing operations. These non-GAAP financial measures provide the company with additional means to understand and evaluate the operating results and trends in its ongoing business by eliminating certain non-cash expenses and other items that Alkami believes might otherwise make comparisons of its ongoing business with prior periods more difficult, obscure trends in ongoing operations, reduce management’s ability to make useful forecasts, or obscure the ability to evaluate the effectiveness of certain business strategies and management incentive structures. In addition, the company also believes that investors and financial analysts find this information to be helpful in analyzing the company’s financial and operational performance and comparing this performance to the company’s peers and competitors. Cautionary Statement Regarding Forward-Looking Statements

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# Alkami Technology, Inc.

**Who We Are**
- Cloud-based digital banking platform serving U.S. financial institutions

**What We Do**
- Empower FIs to grow, drive user engagement and improve operational efficiency
- Leverage broad product set enabling retail and commercial banking

**How We Do It**
- Powerful, scalable technology stack
- Modern architecture, multi-tenant
- Continuous integration, delivery and deployment

**Who We Serve**
- Community, regional and super-regional FIs

***We enable FIs to effectively compete with larger, more technologically advanced and well-resourced competitors***


Financial Institutions
Alkami
Digital Banking Consumer and Commercial Users
FinTech Partners

© Alkami Technology, Inc.

4 © A lk am i T ec h n o lo gy , I n c. U.S. Digital Banking User Distribution Users in millions by asset range, including megabanks Source: FI Navigator, December 2023

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# Go-To-Market Cadence

Highly targeted annual renewal class allows us to focus sales resources

- **Sales team** drives outbound lead generation, cross selling and account management
- **Client success team** supports retention and deepens the relationships with our clients


9,000+ FIs
2,500 Target Clients
500 Annual Renewals

Over **9,000** FIs in the United States

We focus on the top **2,500** FIs excluding the megabanks

Industry average contract length is 5 years, translating to approximately 500 contracts up for renewal annually

Note: Excludes financial institutions with assets greater than $450B

© Alkami Technology, Inc.

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# Alkami's Addressable Market

Growing healthy $14 billion TAM


Segmint:
$1.3B
ACH Alert:
$1.1B
Core Platform:
$8.8B
DAO/LOS:
$3.2B

**Total Addressable Market**

- 250M digital users x $58 ARPU
- Digital users growing 5% to 8% annually
- 30+ products today vs. 9 in 2015

**Core Platform**

- 250M digital users x $35 ARPU
- Existing client digital penetration of <80% expected to converge to near 100%

**DOA/LOS**

- Acquired Q3 2021 - Digital Account Opening and Unsecured Loan Origination

**ACH Alert**

- Acquired Q4 2020 - Fraud Prevention

**Segmint**

- Acquired Q2 2022 - Managed Marketing & AI

250M users represents FIs with assets between $100M and $450B
Sources: NCUA, FDIC, FI Navigator, Cornerstone Advisors and Alkami internal research

© Alkami Technology, Inc.

7 © A lk am i T ec h n o lo gy , I n c. Multiple Levers Driving Growth ● Clients driven by new logo wins, historically among credit unions, with a growing presence among banks ● Registered users grow as we add new logos and as clients add users ● RPU driven by product penetration at initial sale and by add on sales, and is offset by volume discounts as existing clients add users Note: RPU and ARR include subscription and recurring implementation services revenue

8 © A lk am i T ec h n o lo gy , I n c. Alkami’s Digital Sales & Service Platform Onboard Engage Grow Guard Sales Service Digital Account Opening Marketing Data Insights Card Experience Customer Service Commercial Services Financial Wellness Security & Fraud Protection Money Movement Extensibility Comprehensive digital banking to help FIs manage costs and remain competitive

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# Product Strategy

## The Three Product Pillars


$4,126.23

### Digital Banking

- Lead with UX
- Deepen integrations with cores & third party systems
- Hyperfocus on Commercial Banking & DAO

### Data Services

- Data Integrity
- Integrating Flux, Segmint and Digital Banking further
- Monetizing data

### Platform Services

- Streamlined, trackable and performant APIs
- Enhanced SDK to enable easier customization
- Developer Portal MVP

© Alkami Technology, Inc.

10 © A lk am i T ec h n o lo gy , I n c. How We Achieve Our Long-term Objectives Market Leadership Maintain Strong Credit Union Position Grow Bank Mindshare and Capabilities Drive Add-On Sales Scale and Continued Cost Discipline Continuous Product and Platform Improvement

Alkami Technology, Inc. Proprietary Information. Financial Overview

12 © A lk am i T ec h n o lo gy , I n c. Q2 2024 Financial Performance $M ● Q2’24 revenue growth of 25% driven by new clients, existing client user growth and ARPU growth ● GM expansion consistent with our plan to increase GM 200-300 bps per year through 2026 ● Adjusted EBITDA expansion driven by continued scale and efficiencies in Research & Development, Sales & Marketing and General & Administrative Note: Gross margin % on a non-GAAP basis

13 © A lk am i T ec h n o lo gy , I n c. Operating and Financial Highlights 6/30/24 $321M ARR Subscription Revenue Mix as of 6/30/24 95% Subscription Revenue 12/31/23 115% Net Dollar Retention Remaining Performance Obligations as of 6/30/24 $1.2B RPO Digital Banking Clients 254 Q2 2024 218 Q2 2023 Registered Users 18.6M15.8M Q2 2024Q2 2023 ● Signed 8 new digital banking platform clients in Q2 ● Implemented 10 clients in Q2, bringing digital platform client count to 254 ● 39 new clients in implementation backlog, representing 1.6M digital users ● Exited Q2 with 18.6M registered users, up 2.7M or 17%. Drivers: (i) FIs implemented in last twelve months represent 1.3M registered users and (ii) existing clients increased their registered users by 1.4M ● Increased ARR 25% to $321M ● Remaining purchase obligation reached $1.2B representing almost 4 times live ARR and was 26% higher than a year ago ● LTM churn of 0% vs long-term expected churn of 2-3%

14 © A lk am i T ec h n o lo gy , I n c. Client Base Expansion 2020 151 177 199 236 37 57 67 89 2021 2022 2023 ARR growth driven by larger new logos and increased product penetration 254 96 Q2’24 Total Digital Banking Platform Clients Clients with ARR > $1M

15 © A lk am i T ec h n o lo gy , I n c. Technology Demand and Product Expansion Drive ARR Cohort ARR Expansion Via User Growth and Cross-Sell Success ARR Expansion Drivers ● Long-term contracts ● Escalating contract minimums ● Gross client retention ● Growth in digital user adoption ● Product cross-sell Note: As of 12/31/23

16 © A lk am i T ec h n o lo gy , I n c. Strong Historical Revenue Growth $M

17 © A lk am i T ec h n o lo gy , I n c. Gross Margin Expansion Driven by Scale and Efficiency $M

18 © A lk am i T ec h n o lo gy , I n c. Best-in-Class GTM Efficiency ● Long-term contract structure reduces annual GTM motion ● Alkami average client retention of 97% - 98% ● 2026E reflects continued growth in S&M spend related to bank market expansion and increased product depth ● Historical high sales team productivity and GTM efficiency; LTM increase in ARR to S&M expense is 1.4x, among the best in SaaS ● Continued GTM efficiency driven by cross-sale success and upsell opportunities from user growth among our existing client base

19 © A lk am i T ec h n o lo gy , I n c. Clear Path to Manage Equity Dilution

20 © A lk am i T ec h n o lo gy , I n c. 2024 Financial Guidance

21 © A lk am i T ec h n o lo gy , I n c. Attractive Long-Term Profile Expect substantial margin improvement through scale, product mix and operational efficiency

22 © A lk am i T ec h n o lo gy , I n c. Selected Historical Data 2020 2021 2022 2023 Q2’24 Digital banking platform clients 151 177 199 236 254 Growth % 17% 12% 19% 17% Digital banking platform users (M) 9.7 12.4 14.5 17.5 18.6 Growth % 28% 18% 20% 17% Live ARR ($M) $ 128.0 $ 169.0 $ 226.1 $ 291.0 321.3 Growth % 32% 34% 29% 25% RPU $ 13.22 $ 13.68 $ 15.55 $ 16.63 17.29 Growth % 3% 14% 7% 7% RPO ($M) $ 510 $ 652 $ 893 $ 1,140 1,218 Growth % 28% 37% 28% 26% Notes: Segmint acquisition completed in Q2’22, driving one-time increase in RPU Q2’24 growth compares to Q2’23

23 © A lk am i T ec h n o lo gy , I n c. Non-GAAP Reconciliations ($000s)

24 © A lk am i T ec h n o lo gy , I n c. Non-GAAP Reconciliations ($000s)

25 © A lk am i T ec h n o lo gy , I n c. Non-GAAP Reconciliations ($000s)